Filed pursuant to Rule 497(e)
File Nos. 033-12213; 811-05037

(the “Fund”)
Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated September 20, 2024 to the
Prospectus dated November 28, 2023

On August 14-15, 2024, the Board of Trustees (the “Board”) of the Trust approved an amendment to the operating expense limitation agreement between the Trust, on behalf of the Fund and Akre Capital Management, LLC (the “Advisor”), pursuant to which the Advisor has agreed to reduce the Fund’s operating expense limit from 1.14% to 1.04%, effective October 1, 2024. Prior to October 1, 2024, the Fund’s operating expense limit was 1.14%.

The following disclosures are hereby revised to reflect the changes to the fees and expenses of the Fund:

Page 2 - “Summary Section - Akre Focus Fund”

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and expense example below. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class	Supra Institutional Class
Redemption Fee (as a percentage of amount redeemed less than 30 days from purchase)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail Class	Institutional Class	Supra Institutional Class
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses
Shareholder Servicing Fee	0.09%	0.08%	0.00%
Other Expenses	0.09%	0.08%	0.08%
Total Other Expenses	0.18%	0.16%	0.08%
Total Annual Fund Operating Expenses(1)	1.33%	1.06%	0.98%

(1) Effective October 1, 2024, the Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement to 1.04% of the Fund’s average daily net assets (the “Expense Cap”). Prior to October 1, 2024, the Fund’s Expense Cap was 1.14%. The Expense Cap is indefinite, but will remain in effect until at least October 1, 2025 and may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Advisor, or by the Advisor with consent of the Board. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.
Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$135	$421	$729	$1,601
Institutional Class	$108	$337	$585	$1,294
Supra Institutional Class	$100	$312	$542	$1,201
Page 14 - “Management of the Funds”
The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that the Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, shareholder servicing fees and any other class specific expenses) will not exceed 1.04% of the average daily net assets of the Fund. Prior to October 1, 2024, the Fund’s Expense Cap was 1.14%. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Funds if requested by the Advisor and the Board approves such reimbursement in subsequent years. The Advisor may be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses paid. The Advisor may request reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The Fund must pay the current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. The current Expense Cap is in place indefinitely, but at a minimum through October 1, 2025. The Expense Cap agreement may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board.

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Please retain this Supplement with your Prospectus.

(the “Fund”)
Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated September 20, 2024 to the
Statement of Additional Information (“SAI”) dated November 28, 2023

On August 14-15, 2024, the Board of Trustees (the “Board”) of the Trust approved an amendment to the operating expense limitation agreement between the Trust, on behalf of the Fund and Akre Capital Management, LLC (the “Advisor”), pursuant to which the Advisor has agreed to reduce the Fund’s operating expense limit from 1.14% to 1.04%, effective October 1, 2024. Prior to October 1, 2024, the Fund’s operating expense limit was 1.14%.

The following disclosures are hereby revised to reflect the changes to the fees and expenses of the Fund:

Page B-37 - “The Funds’ Investment Advisor”

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees and/or pay Fund expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation, Rule 12b-1 fees, shareholder servicing fees, and any other class-specific expenses) in order to the limit Net Expenses for shares of the Fund to 1.04% (the “Expense Cap”). The current Expense Cap for the Fund will remain in effect through at least October 1, 2025, and may continue thereafter for an indefinite period, as determined by the Board. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

* * * * *
Please retain this Supplement with your SAI.